                          PACIFIC HORIZON GROWTH FUNDS

                                                PACIFIC HORIZON GROWTH FUNDS
                                                     SEMI-ANNUAL REPORT
                                                       AUGUST 31, 1996





                                                      AGGRESSIVE GROWTH FUND
                                                         BLUE CHIP FUND




                                                         INVESTING FOR ALL
                                                       THE TIMES OF YOUR LIFE



                                                          NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                           INVESTMENT ADVISER
                     Bank of America National Trust
                        and Savings Association
                         555 California Street
                        San Francisco, CA 94104

                              ADMINISTRATOR
                       Concord Holding Corporation
                           3435 Stelzer Road
                           Columbus, OH 43219

                           INDEPENDENT ACCOUNTANTS
                            Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                             Drinker Biddle & Reath
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

          ............................................

                                                                        Contents

                                PACIFIC HORIZON FUND FACTS               2-3
                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9
                                INTERVIEW WITH YOUR
                                  INVESTMENT MANAGER                   10-15
                                PACIFIC HORIZON AGGRESSIVE
                                  GROWTH FUND
                                  Portfolio of Investments             16-18
                                  Statement of Assets
                                    and Liabilities                       19
                                  Statement of Operations                 20
                                  Statements of Changes
                                    in Net Assets                         21
                                PACIFIC HORIZON BLUE CHIP FUND
                                  Statement of Assets
                                    and Liabilities                       22
                                  Statement of Operations                 23
                                  Statements of Changes
                                    in Net Assets                         24
                                  Notes to Financial
                                    Statements                         25-31
                                  Financial Highlights                 32-35
                                MASTER INVESTMENT TRUST, SERIES
                                  I -- BLUE CHIP PORTFOLIO
                                  Portfolio of Investments             36-39
                                  Statement of Assets
                                    and Liabilities                       40
                                  Statement of Operations                 41
                                  Statements of Changes
                                    in Net Assets                         42
                                  Notes to Financial
                                    Statements                         43-45
                                  Supplementary Data                      46

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, the money market funds, strive to maintain a stable net asset value but offer no growth potential.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your investment specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

-------------------------------------------------------------------
------------------------------------------------------------------------------------

  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The INTERVIEW WITH YOUR
INVESTMENT MANAGER enables you
to gain insight into the
Fund's investments and learn
more about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHIC]                                    [GRAPHIC]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.
[GRAPHIC]

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).
[GRAPHIC]

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

[GRAPHIC]                         ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS
 [GRAPHIC]
                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capital gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets is the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,

Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers
to the Pacific Horizon Funds

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND

----------------------
----------------------

SCOTT A. BILLEADEAU
Senior Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon Aggressive Growth Fund seeks to maximize capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of smaller-capitalized domestic companies deemed to have potential for above-average growth in revenues and earnings.

APPROPRIATE FOR:

Investors who are interested in long-term capital appreciation and can assume above-average investment risk. The Fund is designed to help investors benefit from the long-term upward potential in stock prices through a diversified portfolio.

INCEPTION:

March 31, 1984

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $204 million

Q
    HOW DID SMALL-COMPANY STOCKS PERFORM DURING THE PERIOD?

A
    There was quite a bit of volatility among small-company stocks during the six-month period ended August 31, 1996. April and May were strong months for small-cap stocks, but then those gains were mostly erased when these stocks corrected in June and July. Small-cap stocks rebounded somewhat in August and appear poised to deliver solid gains in the near future. The Fund posted a total return of 8.80% (Class A shares without deduction of the maximum 4.50% front-end sales charge), compared to 3.49% for the Fund's benchmark, the Russell 2000 Index.*

Such price swings are fairly routine in the small-cap universe, where we commonly see periods of strong relative performance followed by periods when small-company stocks lag larger-company shares. Thus, we do not believe that the recent volatility is any cause for concern.

Q
    WHAT WAS THE FUND'S STRATEGY
    DURING THE PERIOD?

A
    We continued to reduce the average market capitalization of the companies in the portfolio. At the start of the period, the
AVERAGE ANNUAL TOTAL RETURN
AS OF AUGUST 31, 1996
---------------------------------------

                        AGGRESSIVE GROWTH FUND

                                          WITH
                    WITHOUT              SALES
                  SALES CHARGE           CHARGE

-----------------------------------------------------
     A Shares
 6 months+               8.80%           3.89%
 .....................................................
 1 year                 15.42%          10.23%
 .....................................................
 5 years                12.03%          11.01%
 .....................................................
 10 years               14.69%          14.16%
-----------------------------------------------------

+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

average market capitalization was $670 million. We reduced that to around $520 million by the end of August. We believe that smaller companies offer superior profit growth potential. In fact, the average annual growth rates of several of the companies in the Fund's portfolio climbed to well over 30% this year. And these stocks often are very attractively priced. One reason is that such small companies are often not closely watched by Wall Street analysts.

We took advantage of the softness in the market that occurred in June and July and bought more shares of some of our holdings at attractive prices. Since then, we have seen strong rebounds in many of these stocks.

Q
    WHAT ARE SOME OF THE ADVANTAGES -- AND DISADVANTAGES -- OF HOLDING SHARES OF SUCH SMALL COMPANIES DURING VOLATILE TIMES?

A
    Stocks of very small companies often move with company-specific events, whereas large-company stocks are driven more by the direction of the overall market. So these stocks can increase the diversification of a portfolio and even play a role in helping to reduce risk. The downside is that small stocks often are perceived as risky, illiquid holdings by money managers. Thus, they often suffer sharp losses in the short term.

Q
    HOW DID THE FUND'S TECHNOLOGY HOLDINGS PERFORM DURING THE RECENT PERIOD?

A
    Quite well, overall. We sought out shares of companies with strong growth rates trading at attractive levels, which posted relatively strong returns. For instance, our holdings in telecommunication equipment companies performed well during the period. We increased our position in ECI Telecommunications (1.8% of net assets as of August 31, 1996), which develops, manufactures and markets digital telecommunications equipment. Also, we invested in Nice Systems (1.8%) early in the period. The company manufactures devices for recording conversations and faxes, and its shares performed well.**

We avoided technology sectors that we felt were overvalued, such as the semiconductor and software sectors, and which were hit hard in the July correction. We diversified our holdings among a broad range of sectors in technology, reducing the likelihood that a single sector's downturn could inflict undue losses on the portfolio.
Q
    WHAT IS THE OUTLOOK FOR SMALL-CAP STOCKS?

A
    It is our belief that small-company stocks are poised to do well. We expect the economy and corporate earnings to slow down over the next year. As a result, the relatively strong growth rates of many small companies will look attractive to investors. Small-cap stocks have underperformed shares of big, blue-chip firms during the last three years. So, it may be time for small-company stocks to shine.

---------------
 * The Russell 2000 is an unmanaged index generally representative of the small capitalization equity market as a whole and cannot be invested in directly.

** The composition of the Fund's holdings is subject to change.

Small capital funds typically carry additional risks since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
BLUE CHIP FUND

----------------------
----------------------

JAMES D. MILLER, CFA
Chief Investment Officer
Bank of America Illinois
Investment Advisors Division

Mr. Miller is a leading member of the investment management team for the Blue Chip Fund.

GOAL:

The Pacific Horizon Blue Chip Fund seeks long-term capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of "blue chip" common stocks, which are included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index.

APPROPRIATE FOR:

Investors who want to participate in the growth potential of some of America's major companies. The Fund is a diversified equity product that can be used as part of many investment strategies.

INCEPTION:

January 13, 1994

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $95 million

Q
    HOW DID MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A
    The stock market was quite volatile. Stock prices were up in March, April and May. But the market began to lose momentum in June and tumbled in July, when the S&P 500 Stock Index was down 4.5% -- its worst month in five years. With that said, large-cap stocks are generally a good place to be in a volatile market. Although small-company and mid-size company shares outperformed blue chips early in the recent period and then again in August, large-company shares delivered more consistent returns.

For the six months ended August 31, 1996, the Fund delivered a total return of 2.88% (Class A shares without deduction of the maximum 4.50% front-end sales charge), compared to 2.96% for the benchmark S&P 500.*
Q
    HOW DID YOU MANAGE RISK IN THAT ENVIRONMENT?

A
    We strive to manage risk by keeping the Fund's portfolio in line with its benchmark, the Standard & Poor's 500, so that the Fund's holdings are not overweighted in any single industry or sector. The market capitalizations of the companies whose shares the Fund buys are
AVERAGE ANNUAL TOTAL RETURN
AS OF AUGUST 31, 1996
--------------------------------------------

                           BLUE CHIP FUND

                                       WITH
                        WITHOUT        SALES
                      SALES CHARGE    CHARGE
----------------------------------------------
A Shares
 6 months+                 2.88%       -1.74%
 ..............................................
 1 year                   17.98%       12.67%
 ..............................................
 Since Inception
 (1/13/94)                15.87%       13.86%
----------------------------------------------

+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

in line with the average for the S&P 500 -- typically around $32 billion.

Q
    HOW DOES THE FUND'S PORTFOLIO DIFFER FROM THE S&P 500?

A
    We add value to the Fund through our selection of specific stocks. We have a disciplined, quantitative model that we use when constructing the portfolio. Rather than trying to make bets on sectors and industries, we look for stocks that meet three basic criteria. First, we look for stocks of companies that appear to be undervalued relative to their peers. Beyond that, we look for stocks of companies with positive earnings momentum, or a recent positive earnings surprise -- in other words, a company that performs better than analysts' expectations.

Finally, we look for earnings certainty. That is, we examine how widely analysts' earnings estimates for a company vary, looking for numbers that are relatively close to one another. When analysts have a high degree of confidence in a company's earnings, the market seems to reward the stock.
Q
    WHAT ARE SOME OF THE STOCKS THAT MET YOUR CRITERIA?

A
    We hold Microsoft (1.7% of net assets as of August 31, 1996) and Oracle (0.9%). Their stock prices have recovered from any losses they sustained when the market -- and particularly technology stocks -- suffered a downturn during July. Another stock that performed well was Hospitality Franchise Systems (0.4%), which has very strong earnings momentum. The company also recently joined the S&P 500 Stock Index, so the stock should receive support from index funds.**
Q
    LOOKING AHEAD, DO YOU SEE ANY IMPORTANT CHANGES YOU INTEND TO MAKE TO THE FUND?

A
    No. As always, we will make no attempt to forecast short-term movements of the stock market or individual sectors. As long-term investors, we intend to maintain a broadly diversified portfolio that reflects the sector weightings of the S&P 500, while looking for individual stocks that have a reasonable probability of providing excess returns.

---------------
 * The S&P 500 is an unmanaged index generally representative of the equity market as a whole and cannot be invested in directly.

** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND
(AS OF AUGUST 31, 1996)

PORTFOLIO COMPOSITION*
The Pacific Horizon Aggressive Growth
Fund invests in those sectors of the
small-capitalization universe that the
adviser believes will generate superior
long-term growth. The adviser currently
expects the technology, health-care and
consumer sectors to provide the
greatest potential for capital
appreciation during this decade and
beyond.

Technology                                         17.93%
Consumer Cylicals                                  21.15%
Health Care                                         6.17%
Capital Goods                                      15.24%
Utilities/Wireless                                 17.82%
Finance                                             7.75%
Consumer Staples                                    1.63%
Transportation                                      2.66%
Energy                                              3.93%
Cash                                                5.72%

       TOP TEN HOLDINGS*
       ------------------------------------------------

                                     PERCENT OF
                  COMPANY            NET ASSETS
       ------------------------------------------------
         Envoy Corporation               2.43%
       ................................................
         WMS Industries Inc.             1.98%
       ................................................
         Air and Water
        Technologies Corp.               1.95%
       ................................................
         Tracor, Inc.                    1.85%
       ................................................
         Landry's Seafood
        Restaurants, Inc.                1.85%
       ................................................
         TSX Corporation                 1.75%
       ................................................
         Nice Systems Limited (ADR)      1.73%
       ................................................
         ECI Telecommunications          1.72%
       ................................................
         Harmonic Lightwaves, Inc.       1.71%
       ................................................
         Northland Cranberries, Inc.     1.67%
       ------------------------------------------------
        TOTAL                           18.64%
       ------------------------------------------------

    * The composition of the Fund's holdings is subject to change.

GROWTH

The Pacific Horizon
Aggressive Growth Fund seeks
to provide long-term growth
of investment capital. The
Fund employs a highly
disciplined approach
focusing on
smaller-capitalization
growth stocks. Our strategy                [GRAPHIC]
is to invest in companies
that are in the early stages
of their economic life
cycle -- the time when their
fundamentals typically
generate maximum
acceleration in revenue and
earnings growth, and long
before they are generally
recognized by the greater
investing public. The Fund
utilizes extensive research to identify companies displaying earnings momentum, positive estimated growth-rate trends, rising relative price momentum and attractive valuation relative to growth prospects.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF AUGUST 31, 1996)

PORTFOLIO COMPOSITION

FUND QUALITY

A Strategy for Long-Term Capital
Appreciation

The Fund maintains a "quality"
investment orientation by placing an
emphasis on the securities of
well-known established companies.
This "blue chip" approach may be
appropriate for investors seeking
long-term growth of capital. At
least 80% of the Fund's assets are
normally invested in blue chip
stocks. To meet the criteria set by
the Fund's investment objectives,
these stocks must be components of
the Dow Jones Industrial Average or
the Standard & Poor's 500 Index.

                                                  TOP TEN HOLDINGS*
                                                  -----------------------------------------------------
                                                                                     PERCENT OF
                                                               COMPANY               NET ASSETS
                                                  -----------------------------------------------------
                                                    Coca-Cola Co.                       2.63%
                                                  ......................................................
                                                    General Electric Co.                2.50%
                                                  ......................................................
                                                    Merck & Co., Inc.                   2.43%
                                                  ......................................................
                                                    Intel Corp.                         2.23%
                                                  ......................................................
                                                    Citicorp                            2.02%
                                                  ......................................................
                                                    Johnson & Johnson                   1.97%
                                                  ......................................................
                                                    Philip Morris Cos., Inc             1.84%
                                                  ......................................................
                                                    Microsoft Corp.                     1.73%
                                                  ......................................................
                                                    E.I. Du Pont De Nemours & Co.       1.70%
                                                  ......................................................
                                                    Sprint Corp.                        1.63%
                                                  -----------------------------------------------------
                                                  TOTAL                                20.68%
                                                  -----------------------------------------------------

--------------------------------------------------------------------------------

A RESEARCH-DRIVEN APPROACH*

Utilities                                10.79%
Finance                                  13.34%
Consumer Staples                         10.98%
U.S. T. Bills                             5.41%
Computers                                 7.31%
Chemicals                                 4.51%
Other                                     6.58%
Technology                               11.35%
Capital Goods                            10.72%
Energy                                    8.64%
Basics                                    6.31%
Transportation                            4.06%
                                                  The Fund adviser's research
                                                  orientation seeks to
                                                  identify individual stocks,
                                                  within the sector
                                                  allocations mirroring those
                                                  of the S&P 500, with the
                                                  greatest potential for
                                                  long-term growth. The Fund's
                                                  primary emphasis is on
                                                  stocks that, in the opinion
                                                  of the Fund's adviser, have
                                                  the greatest potential of
                                                  superior performance with
                                                  the least amount of risk.

* The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COMMON STOCKS -- 94.3%
AEROSPACE & DEFENSE -- 3.2%
 Remec, Inc.*........................................................      182,850     $  2,651,325
 Tracor, Inc. .......................................................      195,400        3,785,875
                                                                                       ------------
                                                                                          6,437,200
                                                                                       ------------
APPAREL -- 5.4%
 Kenneth Cole Productions, Inc. .....................................      170,000        3,315,000
 Quiksilver, Inc.*...................................................      111,000        2,608,500
 Tommy Hilfiger Corp. ...............................................       49,700        2,491,212
 Warnaco Group, Inc. ................................................       95,000        2,351,250
                                                                                       ------------
                                                                                         10,765,962
                                                                                       ------------
BIO-TECHNOLOGY -- 0.7%
 Genome Therapeutics Corp. ..........................................      149,700        1,366,012
                                                                                       ------------
COMMERCIAL SERVICES -- 9.0%
 Accustaff, Inc.*....................................................       70,000        1,627,500
 Career Horizons, Inc.*..............................................       74,000        2,580,750
 Equity Corp. International..........................................       80,000        2,470,000
 May & Speh, Inc. ...................................................       53,000          854,625
 NuCo2, Inc. ........................................................      113,000        2,938,000
 PMT Services, Inc.*.................................................       63,000        1,141,875
 Team Rental Group, Inc. ............................................      157,000        2,904,500
 Volt Information Sciences, Inc. ....................................       80,650        3,145,350
 Wackenhut Corrections Corp.*........................................       30,000          731,250
                                                                                       ------------
                                                                                         18,393,850
                                                                                       ------------
COMPUTERS, SOFTWARE & PERIPHERALS -- 5.7%
 Cimatron Ltd. ......................................................      154,100          914,969
 Computervision Corp. ...............................................      175,000        1,225,000
 Diamond Multimedia Systems, Inc. ...................................      198,300        1,859,063
 Egghead, Inc. ......................................................      233,500        1,926,375
 Gandalf Technologies, Inc. .........................................      150,000          984,375
 Komag, Inc. ........................................................      112,000        2,380,000
 OneWave, Inc. ......................................................       48,900          733,500
 PC Service Source, Inc. ............................................       64,000          896,000
 Spectrum Holobyte, Inc. ............................................      160,300          821,537
                                                                                       ------------
                                                                                         11,740,819
                                                                                       ------------
ENVIRONMENTAL & POLLUTION CONTROLS -- 6.0%
 Air & Water Technologies Corp.......................................      475,000        3,978,125
 Culligan Water Technologies*........................................       84,000        3,223,500
 Osmonics, Inc. .....................................................      120,800        2,355,600
 United States Filter Corp. .........................................      100,764        2,632,460
                                                                                       ------------
                                                                                         12,189,685
                                                                                       ------------
FINANCIAL SERVICES -- 5.3%
 Consumer Portfolio Services, Inc....................................      319,050        3,190,500
 First Merchants Acceptance Co. .....................................       74,000        1,415,250
 Imperial Credit Industries, Inc. ...................................       96,000        2,904,000
 SEI Corp. ..........................................................      157,000        3,355,875
                                                                                       ------------
                                                                                         10,865,625
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
FOOD & BEVERAGES -- 3.2%
 New York Bagel Enterprises..........................................       20,000     $    217,500
 Northland Cranberries, Inc. ........................................       95,000        3,420,000
 Unimark Group, Inc. ................................................      207,000        2,923,875
                                                                                       ------------
                                                                                          6,561,375
                                                                                       ------------
GAMING -- 1.3%
 Sodak Gaming, Inc. .................................................       51,050        2,654,600
                                                                                       ------------
HEALTHCARE PRODUCTS & SERVICES -- 6.4%
 Caremark International, Inc.........................................      100,000        2,487,500
 Emeritus Corp. .....................................................      119,950        2,159,100
 Envoy Corp. ........................................................      150,000        4,968,750
 Neopath, Inc. ......................................................       69,500        1,676,687
 Orthodontic Centers of America, Inc. ...............................       49,200        1,857,300
                                                                                       ------------
                                                                                         13,149,337
                                                                                       ------------
LEISURE, ENTERTAINMENT & RECREATION -- 6.0%
 Cinergi Pictures Entertainment, Inc.................................      176,500          353,000
 Family Golf Centers, Inc. ..........................................       87,950        2,605,519
 Gaylord Entertainment Co. ..........................................       63,000        1,543,500
 Iwerks Entertainment, Inc. .........................................      280,000        2,240,000
 Morrow Snowboards, Inc. ............................................      119,800        1,467,550
 WMS Industries, Inc. ...............................................      175,000        4,046,875
                                                                                       ------------
                                                                                         12,256,444
                                                                                       ------------
MEDIA-BROADCASTING -- 2.8%
 All American Communications, Class B................................      100,000          675,000
 Cablevision Systems Corp., Class A..................................       25,000        1,053,125
 Spelling Entertainment Group, Inc. .................................      125,000          875,000
 United International Holdings, Inc., Class A........................      228,250        3,138,437
                                                                                       ------------
                                                                                          5,741,562
                                                                                       ------------
OIL & GAS PRODUCTION & SERVICES -- 3.9%
 Aquila Gas Pipeline Corp. ..........................................      200,000        2,450,000
 ENSCO International, Inc. ..........................................      100,000        2,925,000
 Flores & Rucks, Inc. ...............................................       81,000        2,662,875
                                                                                       ------------
                                                                                          8,037,875
                                                                                       ------------
PHARMACEUTICALS -- 1.5%
 Alpharmaceuticals, Inc., Class A....................................       75,000        1,181,250
 SEQUUS Pharmaceuticals, Inc. .......................................      129,600        1,879,200
                                                                                       ------------
                                                                                          3,060,450
                                                                                       ------------
RESTAURANTS -- 4.1%
 Apple South, Inc. ..................................................       80,000        1,680,000
 Daka International, Inc. ...........................................      167,000        2,880,750
 Landry's Seafood Restaurants, Inc. .................................      137,000        3,784,625
                                                                                       ------------
                                                                                          8,345,375
                                                                                       ------------
RETAIL -- SPECIALTY STORES -- 4.7%
 Consolidated Stores Corp. ..........................................       87,700        3,332,600
 Petco Animal Supplies, Inc. ........................................      134,000        3,216,000
 West Coast Entertainment Corp. .....................................       74,200          612,150
 Wolverine World Wide, Inc. .........................................      103,500        2,496,938
                                                                                       ------------
                                                                                          9,657,688
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
SEMICONDUCTORS -- 6.7%
 Actel, Corp. .......................................................      170,000     $  2,720,000
 Dallas Semiconductor Corp. .........................................       75,000        1,425,000
 International Rectifier Corp. ......................................      165,000        3,155,625
 S3, Inc. ...........................................................      220,000        3,245,000
 Triquint Semiconductor Corp. .......................................      156,000        3,139,500
                                                                                       ------------
                                                                                         13,685,125
                                                                                       ------------
TELECOMMUNICATION EQUIPMENT -- 10.4%
 C-Cor Electronics, Inc. ............................................      195,000        3,022,500
 ECI Telecommunications Limited Designs..............................      170,000        3,506,250
 Gilat Satellite Networks............................................       75,000        1,471,875
 Harmonic Lightwaves, Inc. ..........................................      175,000        3,500,000
 Nice Systems Ltd. ADR...............................................      142,500        3,526,875
 Tadiran Ltd. .......................................................      105,800        2,697,900
 TSX Corp. ..........................................................      292,000        3,577,000
                                                                                       ------------
                                                                                         21,302,400
                                                                                       ------------
TELECOMMUNICATION SERVICES -- 5.8%
 American Paging, Inc. ..............................................      300,000        1,912,500
 Arch Communications Group, Inc. ....................................      140,000        1,907,500
 Brooks Fiber Properties, Inc. ......................................       64,300        1,929,000
 Millicom International Cellular, S.A. ..............................       45,000        1,788,750
 Teleport Communications Group, Inc. ................................      135,250        3,127,657
 United States Cellular Corp. .......................................       40,000        1,210,000
                                                                                       ------------
                                                                                         11,875,407
                                                                                       ------------
TOYS -- 1.0%
 Toy Biz, Inc., Class A..............................................      121,900        2,072,300
                                                                                       ------------
TRANSPORTATION -- 1.2%
 Airways Corp. ......................................................      150,000          918,750
 Mesaba Holdings, Inc. ..............................................      150,000        1,612,500
                                                                                       ------------
                                                                                          2,531,250
                                                                                       ------------
Total Common Stocks
 (cost $176,413,382).................................................                   192,690,341
                                                                                       ------------
WARRANTS -- 0.0%
 Sound Advice+*......................................................           15                0
                                                                                       ------------
Total Warrants (cost $0).............................................                             0
                                                                                       ------------
TOTAL INVESTMENTS
 (COST $176,413,383) (a) -- 94.3%
                                                                                        192,690,341
Other assets in excess of liabilities -- 5.7%........................                    11,685,342
                                                                                       ------------
NET ASSETS -- 100.0%.................................................                  $204,375,683
                                                                                       ==============

---------------

Percentages indicated are based on net assets of $204,375,683.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.................................   $ 33,906,461
            Unrealized depreciation.................................    (17,629,503)
                                                                       ------------
            Net unrealized appreciation.............................   $ 16,276,958
                                                                       ==============

* Non-income producing security.
+ Fair value as determined by the Board of Directors.

ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $176,413,383)..............  $192,690,341
  Cash................................................................    26,385,378
  Receivable for Portfolio shares sold................................     1,196,040
  Dividends receivable................................................        21,270
  Receivable for investment securities sold...........................     1,377,069
                                                                        ------------
Total assets..........................................................   221,670,098
                                                                        ------------
LIABILITIES:
  Due to custodian....................................................         7,828
  Payable for investment securities purchased.........................     7,462,752
  Payable for Portfolio shares redeemed...............................     9,459,434
  Advisory fees payable...............................................       103,370
  Administration fees payable.........................................        51,685
  Shareholder service fees payable -- A Shares........................        43,070
  Other accrued expenses..............................................       166,276
                                                                        ------------
Total liabilities.....................................................    17,294,415
                                                                        ------------
NET ASSETS............................................................  $204,375,683
                                                                        ============
Net Assets:
  A Shares............................................................  $204,374,628
  K Shares............................................................         1,055
                                                                        ------------
                                                                        $204,375,683
                                                                        ============
Shares Outstanding ($0.001 par value,
  1,050 million shares authorized):
  A Shares............................................................     8,295,284
  K Shares............................................................            43
                                                                        ------------
                                                                           8,295,327
                                                                        ============
CALCULATION OF MAXIMUM OFFERING PRICE A SHARES:
  Net asset value and redemption price per share......................        $24.64
  Sales charge -- 4.50% of public offering price......................          1.16
                                                                        ------------
  Maximum Offering Price..............................................        $25.80
                                                                        ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -- K
  SHARES..............................................................        $24.62
                                                                        ============
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par......................................  $      8,295
  Additional paid-in capital..........................................   150,755,077
  Accumulated undistributed net realized gains........................    38,641,099
  Net unrealized appreciation of investments..........................    16,276,958
  Undistributed net investment loss...................................    (1,305,746)
                                                                        ------------
NET ASSETS, AUGUST 31, 1996...........................................  $204,375,683
                                                                        ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends................................................               $    122,025
EXPENSES:
  Advisory fees............................................ $  605,222
  Administration fees......................................    302,611
  Shareholder service fees -- A Shares.....................    252,185
  Transfer agent fees and expenses.........................    172,779
  Custodian fees and expenses..............................     19,397
  Audit fees...............................................     20,237
  Reports to shareholders..................................     35,611
  Legal fees...............................................      1,090
  Directors' fees..........................................      1,140
  Insurance expense........................................        615
  Registration fees........................................     20,805
  Other expenses...........................................        923
                                                            ----------
  Total Expenses...........................................  1,432,615
  Less: Expenses paid by third parties.....................     (6,061)      1,426,554
                                                            ----------    ------------
Net Investment Loss........................................                 (1,304,529)
                                                                          ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on securities transactions.............                 39,303,602
  Net change in unrealized appreciation of investments.....                (19,760,507)
                                                                          ------------
Net Gain on Investments....................................                 19,543,095
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......               $ 18,238,566
                                                                          ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                           ENDED
                                                         AUGUST 31,       YEAR ENDED
                                                            1996         FEBRUARY 29,
                                                        (UNAUDITED)          1996
                                                        ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss...............................    $ (1,304,529)    $ (2,105,712)
  Net realized gains on securities transactions.....      39,303,602       31,636,853
  Net change in unrealized appreciation
    (depreciation) of investments...................     (19,760,507)      24,124,656
                                                        ------------     ------------
  Net increase in net assets resulting from
    operations......................................      18,238,566       53,655,797
                                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- A
  SHARES:
  Distributions from net realized gains.............      (7,173,110)     (33,681,224)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- K
  SHARES:
  Distributions from net realized gains (a).........             (37)              --
                                                        ------------     ------------
Total Dividends and distributions to shareholders...      (7,173,147)     (33,681,224)
                                                        ------------     ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares subscribed...............     336,891,539      344,733,316
  Net asset value of shares issued to shareholders
    in reinvestment of dividends....................       6,930,867       32,628,136
  Cost of shares redeemed...........................    (330,859,078)    (348,867,889)
                                                        ------------     ------------
  Net increase in net assets from Fund share
    transactions....................................      12,963,328       28,493,563
                                                        ------------     ------------
Total Increase......................................      24,028,747       48,468,136
NET ASSETS:
  Beginning of year.................................     180,346,936      131,878,800
                                                        ------------     ------------
  End of year.......................................    $204,375,683     $180,346,936
                                                        ============     ============

---------------

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in Master Investment Trust, Series I --
    Blue Chip Portfolio, at value......................................   $95,169,376
  Deferred organization costs and prepaid expenses.....................        33,823
                                                                          -----------
Total assets...........................................................    95,203,199
                                                                          -----------
LIABILITIES:
  Accrued audit fees...................................................        10,279
  Accrued accounting fees and expenses.................................         9,442
  Accrued reports to shareholders expense..............................         1,746
  Accrued legal fees...................................................         2,734
  Other accrued expenses...............................................        15,049
                                                                          -----------
Total liabilities......................................................        39,250
                                                                          -----------
NET ASSETS.............................................................   $95,163,949
                                                                          ===========
Net Assets:
  A Shares.............................................................   $95,162,921
  K Shares.............................................................         1,028
                                                                          -----------
                                                                          $95,163,949
                                                                          ===========
Shares Outstanding ($0.001 par value, 150 million shares authorized):
  A Shares.............................................................     4,530,289
  K Shares.............................................................            49
                                                                          -----------
                                                                            4,530,338
                                                                          ===========
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
  Net asset value per share............................................        $21.01
  Sales charge -- 4.50% of public offering price.......................          0.99
                                                                          -----------
  Maximum Offering Price...............................................        $22.00
                                                                          ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE --
  K SHARES:............................................................        $20.99
                                                                          ===========
COMPOSITION OF NET ASSETS:
  Capital stock, at par................................................   $     4,530
  Additional paid-in capital...........................................    86,221,281
  Accumulated net realized gains.......................................     2,517,150
  Accumulated undistributed net investment income......................       185,808
  Net unrealized appreciation on investments...........................     6,235,180
                                                                          -----------
NET ASSETS, AUGUST 31, 1996............................................   $95,163,949
                                                                          ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Period ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Investment Income from Master Investment Trust, Series
    I -- Blue Chip Portfolio:
  Dividends................................................                 $  898,243
  Interest.................................................                     79,937
                                                                            ----------
                                                                               978,180
  Expenses.................................................   $  432,886
  Less: Fee waivers and expense reimbursements.............     (127,284)      305,602
                                                               ---------    ----------
Net Investment Income from Master Investment Trust, Series
  I -- Blue Chip Portfolio.................................                    672,578
EXPENSES:
  Shareholder service fees -- A Shares.....................      101,110
  Administration fees......................................       60,605
  Transfer agent fees and expenses.........................       34,379
  Registration fees and expenses...........................       18,067
  Reports to shareholders expenses.........................       16,530
  Fund accounting fees and expenses........................       12,465
  Amortization of organization costs.......................        9,260
  Audit fees...............................................        6,339
  Legal fees...............................................        5,068
  Directors' fees..........................................          624
  Other expenses...........................................        5,981
                                                               ---------
                                                                 270,428
Less: Fee waivers and expense reimbursements...............      (60,605)      209,823
                                                               ---------    ----------
Net Investment Income......................................                    462,775
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM MASTER
  INVESTMENT TRUST, SERIES 1 -- BLUE CHIP PORTFOLIO:
  Net realized gain on securities transactions.............                  1,776,941
  Net change in unrealized appreciation (depreciation) on
    Investments............................................                   (252,548)
                                                                            ----------
  Net Gain on Investments from Master Investment Trust,
    Series I--Blue Chip Portfolio..........................                  1,524,393
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                 $1,987,168
                                                                            ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           SIX MONTHS
                                                             ENDED          FOR THE
                                                           AUGUST 31,      YEAR ENDED
                                                              1996        FEBRUARY 29,
                                                          (UNAUDITED)         1996
                                                          ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................   $   462,775     $   489,988
  Net realized gain on securities transactions.........     1,776,941       1,358,263
  Net change in unrealized appreciation (depreciation)
    of investments.....................................      (252,548 )     6,093,194
                                                          -----------     -----------
  Net increase in net assets resulting from
    operations.........................................     1,987,168       7,941,445
                                                          -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
A SHARES:
  Dividends to shareholders from net investment
    income.............................................      (413,905 )      (375,867 )
  Distribution to shareholders from net realized
    gains..............................................            --        (570,774 )
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
K SHARES:
  Dividends to shareholders from net investment income
    (a)................................................            --              --
                                                          -----------     -----------
                                                             (413,905 )      (946,641 )
                                                          ===========     ===========
FUND SHARE TRANSACTIONS:
  Net proceeds from shares subscribed..................    34,597,271      59,881,212
  Net asset value of shares issued to shareholders in
    reinvestment of dividends..........................       397,673         903,918
  Cost of shares redeemed..............................    (8,337,712 )    (6,848,470 )
                                                          -----------     -----------
  Net increase in net assets resulting from Fund share
    transactions.......................................    26,657,232      53,936,660
                                                          -----------     -----------
Total Increase.........................................    28,230,495      60,931,464
NET ASSETS:
  Beginning of period..................................    66,933,454       6,001,990
                                                          -----------     -----------
  End of period (including undistributed net investment
    income of $185,808 and $136,938, respectively).....   $95,163,949     $66,933,454
                                                          ===========     ===========

---------------

(a) For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

PACIF IC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Company operated as a series company comprising seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Aggressive Growth Fund ("the Aggressive Growth Fund") and the Pacific Horizon Blue Chip Fund (the "Blue Chip Fund") (collectively, the "Funds") only. The Funds offer two classes of shares: A Shares and K Shares. A Shares have a Shareholder Service Plan while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Aggressive Growth Fund seeks to maximize capital appreciation through investments in common stocks and convertible securities. The Blue Chip Fund seeks to achieve its investment objective by investing substantially all of its assets in the Blue Chip Portfolio of Master Investment Trust, Series I (the "Portfolio"), an open-end management company that has the same investment objective as that of the Blue Chip Fund. The value of the Blue Chip Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Blue Chip Fund's proportionate beneficial interest in the net assets of the Portfolio (28.2% at August 31, 1996). The financial statements of the Portfolio, including its portfolio of investments are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's financial statements.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Aggressive Growth Fund's investment adviser. Concord Holding Corporation ("Concord") serves as the Funds' administrator, and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Funds' shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATIONS:

    The securities of the Aggressive Growth Fund for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ national securities market. Securities not listed on an exchange or the NASDAQ national securities market, or securities for which there were no transactions on the day of valuation, are valued at the mean of the most recent bid and ask prices. Bid price is used when no ask price is available. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the day of purchase or, in the case of securities purchased with more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between principal amount due at maturity and such valuation.

    The valuation of securities of the Blue Chip Fund's investment in the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

B) SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND UNREALIZED GAINS AND
   LOSSES:

    The Aggressive Growth Fund records securities on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. The Blue Chip Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis. The valuation of securities by the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

    Expenses directly attributable to the Aggressive Growth Fund and the Blue Chip Fund are charged directly to the Aggressive Growth Fund and the Blue Chip Fund, respectively, while Fund expenses attributable to more than one portfolio of the Fund are allocated among the respective portfolios.

C) DIVIDENDS AND DISTRIBUTIONS:

    The Aggressive Growth Fund and Blue Chip Fund declare and pay dividends from net investment income, if any, at least annually for the Aggressive Growth Fund and quarterly for the Blue Chip Fund. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Accordingly, the Aggressive Growth Fund reclassified $2,104,495 from accumulated undistributed net realized gains relating to permanent differences arising from the reclassification of net investment losses against short-term realized gains. There was no effect on additional paid-in capital.

D) FEDERAL INCOME TAXES:

    It is the policy of the Funds to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

E) OTHER:

    The Blue Chip Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight line basis over five years.

    The Aggressive Growth Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the six months ended August 31, 1996, custodian fees and expenses paid by third parties were increased by $6,061. There was no effect on net investment income. The Aggressive Growth Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Aggressive Growth Fund has an Investment Advisory Agreement with Bank of America, and the Portfolios have an Administration agreement with Concord and a Distribution Agreement with the Distributor. Pursuant to the terms of Investment Advisory Agreement, Bank of America is entitled to a fee from the Aggressive Growth Fund, which is accrued daily and payable monthly, at an annual rate of 0.60%, of the Aggressive Growth Fund's average net asset. Pursuant to the terms of the Administration Agreement, Concord is entitled to a fee from the Aggressive Growth Fund and the Blue Chip

Fund, which is accrued daily and payable monthly, at an annual rate of 0.30% and 0.15%, respectively, of each Fund's average net assets. Concord waived its entire fee from the Blue Chip Fund for the six months ended August 31, 1996.

    The Investment Advisory and Administration Agreements provide that if, in any fiscal year, the operating expenses of the Funds (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over the Funds, then Bank of America and Concord will reimburse the Funds for any excess expenses. At August 31, 1996, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each Fund's average daily net assets, plus 2.0% of the next $70 million of such assets, plus 1.5% of such assets in excess of $100 million. These agreements provide that such reimbursements will be estimated and paid on a monthly basis. No reimbursement was required for the six months ended August 31, 1996.

    For the six months ended August 31, 1996, the Distributor advised the Funds that it retained $72,224 and $130,114 from commissions earned on sales of the Aggressive Growth Fund's and the Blue Chip Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $517,181 and $1,015,245 from commissions earned on sales of the Funds' shares from the Aggressive Growth Fund and the Blue Chip Fund, respectively.

    The Funds have adopted a Shareholder Service Plan (the "Plan") under which each Fund pays the Distributor for shareholder servicing expenses incurred in connection with A Shares of the Fund. Under the Plan, payments by each Fund may not exceed 0.25% (annualized) of the Fund's average daily net assets of each Fund's A Shares. For the six months ended August 31, 1996, the Aggressive Growth Fund and Blue Chip Fund incurred charges of $252,185 and $101,110, respectively, pursuant to the Plan. The Funds were advised that of this amount, the Distributor retained $158,782 and $5,944 from the Aggressive Growth Fund and the Blue Chip Fund, respectively, and affiliates of Bank of America retained $84,776 and $92,215, respectively. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative and Shareholder Ser-vices Plan (the "Administrative Plan"), the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75% (annualized), respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative and Shareholder Services Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    Effective December 11, 1995, BISYS Fund Services, Inc., also a wholly owned subsidiary of BISYS, serves the Company as transfer agent and dividend disbursing agent. In this capacity, BISYS Fund Services, Inc., earned $172,779 and $34,379 from the Aggressive Growth Fund and the Blue Chip Fund respectively, for the six months ended August 31, 1996. Prior to December 11, 1995 an unrelated party provided these services.

    For the six months ended August 31, 1996, the Aggressive Growth Fund and the Blue Chip Fund incurred legal charges totalling $1,090 and $5,068 respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company. Certain officers of the Company are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the Director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company receives an additional $40,000 per year through February 28, 1997, in consideration of his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual instalments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs to the Aggressive Growth Fund and Blue Chip Fund pursuant to the Retirement Plan amounted to $624 and $22 respectively, for the six months ended August 31, 1996.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES

    For the year ended August 31, 1996 the cost of purchases and the proceeds from sales of the Aggressive Growth Fund portfolio securities (excluding short-term investments) amounted to $125,403,206 and $130,169,162, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 200 billion shares of the Funds $0.001 par value capital stock authorized, of which 1,050 million were classified as Class D Common Stock (Aggressive Growth Fund) and 150 million shares were classified as Class N Common stock (Blue Chip Fund).

    Transactions in shares of common stock of the Aggressive Growth Fund and the Blue Chip Fund are summarized below:

                                            AGGRESSIVE GROWTH FUND
                                         ----------------------------
                                                                          YEAR ENDED
                                               SIX MONTHS ENDED            FEBRUARY
                                               AUGUST 31, 1996                29,
                                         ----------------------------        1996
                                           A SHARES       K SHARES(a)        (000)
                                         ------------     -----------     -----------
Net proceeds from shares subscribed....  $336,890,484       $ 1,055        $ 344,733
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends............................     6,930,867            --           32,628
Cost of shares redeemed................  (330,859,078)           --         (348,868)
                                         -------------       ------        ---------
Net increase...........................  $ 12,962,273       $ 1,055        $  28,493
                                         =============       ======        =========
Shares sold............................    13,482,179            43           15,721
Shares issued in reinvestment of
  distributions........................       287,162            --            1,418
Shares redeemed........................   (13,150,819)           --          (15,862)
                                         -------------       ------        ---------
Net increase...........................       618,522            43            1,277
                                         =============       ======        =========

                                               BLUE CHIP FUND
                                        ----------------------------
                                              SIX MONTHS ENDED            YEAR ENDED
                                              AUGUST 31, 1996            FEBRUARY 29,
                                        ----------------------------         1996
                                          A SHARES       K SHARES(a)        (000)
                                        ------------     -----------     ------------
Net proceeds from shares subscribed...  $ 34,596,243       $ 1,028        $   59,881
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends...........................       397,673            --               904
Cost of shares redeemed...............    (8,337,712)           --            (6,848)
                                        -------------       ------         ---------
Net increase..........................  $ 26,656,204       $ 1,028        $   53,937
                                        =============       ======         =========
Shares sold...........................     1,641,124            49             3,204
Shares issued in reinvestment of
  distributions.......................        18,829            --                47
Shares redeemed.......................      (389,445)           --              (371)
                                        -------------       ------         ---------
Net increase..........................     1,270,508            49             2,880
                                        =============       ======         =========

---------------

(a) For the period from July 22, 1996 (commencement of operations) through August 31, 1996.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights(a)
--------------------------------------------------------------------------------

                                       PERIOD
                                        ENDED                                YEAR ENDED
                                     AUGUST 31,      -----------------------------------------------------------
                                       1996(C)        FEBRUARY        FEBRUARY        FEBRUARY        FEBRUARY
                                     (UNAUDITED)      29, 1996        28, 1995        28, 1994        28, 1993
                                     -----------     -----------     -----------     -----------     -----------
A SHARES
Net asset value per share, beginning
 of year............................  $   23.49       $   20.61       $   25.70       $   24.68       $   27.93
                                        -------         -------         -------         -------         -------
Income from Investment Operations:
 Net investment loss................      (0.16)          (0.27)          (0.22)          (0.37)          (0.26)
 Net realized and unrealized gains
   (losses) on securities...........       2.19            8.35           (0.95)           3.02           (2.26)
                                        -------         -------         -------         -------         -------
Total income (loss) from investment
 operations.........................       2.03            8.08           (1.17)           2.65           (2.52)
                                        -------         -------         -------         -------         -------
Less dividends and distributions:
 Dividends from net realized gains
   on securities....................      (0.88)          (5.20)          (3.92)          (1.63)          (0.73)
                                        -------         -------         -------         -------         -------
Net change in net asset value per
 share..............................       1.15            2.88           (5.09)           1.02           (3.25)
                                        -------         -------         -------         -------         -------
Net asset value per share, end of
 period.............................  $   24.64       $   23.49       $   20.61       $   25.70       $   24.68
                                        =======         =======         =======         =======         =======
Total return (excludes sales
 charge)............................       8.80%++        40.88%          (3.59%)         10.54%          (8.76%)
Ratios/Supplemental Data:
 Net assets, end of period (000)....  $ 204,375       $ 180,347       $ 131,879       $ 158,091       $ 159,517
 Ratio of expenses to average net
   assets...........................       1.42%+          1.51%           1.46%           1.52%           1.49%
 Ratio of net investment income
   (loss) to average net assets.....      (1.29%)+        (1.35%)          1.04%           1.20%           1.15%
 Ratio of expenses to average net
   assets*..........................           (b)             (b)             (b)             (b)         1.51%
 Ratio of net investment income to
   average net assets*..............           (b)             (b)             (b)             (b)         1.13%
 Portfolio turnover rate............         66%             93%             92%             43%             43%
 Average commission rate paid (d)...  $  0.0239              --              --              --              --

---------------

*      During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**     There were no waivers or reimbursements during the period. During the year ended February
       29, 1996, and six months ended August 31, 1996, the Portfolio received credits from its
       Custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment loss was not affected.
+      Annualized.
++     Not annualized.
(a)    Security Pacific National Bank served as Investment Adviser through April 21, 1992. Bank of
       America National Trust and Savings Association served as Investment Adviser commencing
       April 22, 1992.
(b)    There were no waivers or reimbursements during the period.
(c)    As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(d)    Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD ENDED
                                                                        AUGUST 31,
                                                                         1996 (a)
                                                                       (UNAUDITED)
                                                                      --------------
K SHARES
Net asset value per share, beginning of year........................     $  23.68
                                                                      --------------
Income from Investment Operations:
  Net investment loss...............................................       (0.05)
  Net realized and unrealized gains (losses) on securities..........         1.88
                                                                      --------------
Total income (loss) from investment operations......................         1.83
                                                                      --------------
Less dividends and distributions:
  Dividends from net realized gains on securities transactions......       (0.89)
                                                                      --------------
Net change in net asset value per share.............................         0.94
                                                                      --------------
Net asset value per share, end of year..............................     $  24.62
                                                                      ===============
Total return........................................................         8.71%++
Ratios/Supplemental Data:
  Net assets, end of period.........................................     $  1,055
  Ratio of expenses to average net assets...........................         1.96%+
  Ratio of net investment loss to average net assets................        (1.81%)
  Ratio of expenses to average net assets...........................             (b)
  Ratio of net investment income to average net assets..............             (b)
  Portfolio turnover rate...........................................           66%
  Average commission rate paid (c)..................................     $ 0.0239

---------------

+     Annualized.
++    Represents total return for A Shares from March 1, 1996 to July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.
(a)   For the period July 22, 1996 (commencement of operations) through August 31, 1996.
(b)   There were no waivers or reimbursements during the period.
(c)   Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                         PERIOD ENDED               YEAR ENDED                  PERIOD
                                          AUGUST 31,       -----------------------------        ENDED
                                             1996          FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                        (UNAUDITED)(a)         1996             1995            1994*
                                        --------------     ------------     ------------     ------------
A SHARES
Net asset value per share, beginning
 of period..........................       $  20.53          $  15.81         $  14.97         $  15.00
                                            -------        ------------     ------------     ------------
Income from Investment Operations:
 Net investment income..............           0.11              0.26             0.31             0.02
 Net realized and unrealized gains
   (losses) on securities...........           0.48              4.96             0.80            (0.05)
                                            -------        ------------     ------------     ------------
 Total income (loss) from investment
   operations.......................           0.59              5.22             1.11            (0.03)
                                            -------        ------------     ------------     ------------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income................          (0.11)            (0.28)           (0.27)              --
 Distributions to shareholders from
   net realized gains on
   securities.......................             --             (0.22)              --               --
                                            -------        ------------     ------------     ------------
Total Dividends and Distributions...          (0.11)            (0.50)           (0.27)              --
                                            -------        ------------     ------------     ------------
Net change in net asset value per
 share..............................           0.48              4.72             0.84            (0.03)
                                            -------        ------------     ------------     ------------
Net asset value per share, end of
 period.............................       $  21.01          $  20.53         $  15.81         $  14.97
                                        =================  ==============   ==============   ==============
Total return++......................          2.88%            33.39%            7.60%          (0.20)%
Ratios/Supplemental Data:
 Net assets, end of period (000)....       $ 95,163          $ 66,933         $  6,002         $  1,180
 Ratio of expenses to average net
   assets**.........................          1.27%+            0.83%            0.00%            0.00%+
 Ratio of net investment income to
   average net assets**.............          2.28%+            1.63%            2.46%            2.92%+

---------------

 * For the period January 13, 1994 (commencement of operations) through February 28, 1994.

 ** Reflects the Blue Chip Fund's proportionate share of the Portfolio's expenses, the Portfolio's fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and fee waivers and expense reimbursements by the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.48%, 1.45%, 6.32% and 55.00% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

 + Annualized.

 ++ The total returns listed are not annualized for the period ended August 31, 1996 and February 28, 1994 and do not include the effect of the maximum 4.50% sales charge.

(a) As of July 22, 1996 the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD ENDED
                                                                        AUGUST 31,
                                                                           1996
                                                                      (UNAUDITED)(a)
                                                                      --------------
K SHARES
Net asset value per share, beginning of period......................      $20.38
                                                                          ------
Income from Investment Operations:
  Net investment income.............................................        0.05
  Net realized and unrealized gains on securities...................        0.56
                                                                          ------
  Total income from investment operations...........................        0.61
                                                                          ------
Net change in net asset value per share.............................        0.61
                                                                          ------
Net asset value per share, end of period............................      $20.99
                                                                      ===============
Total return++......................................................        2.79%
Ratios/Supplemental Data:
  Net assets, end of period.........................................      $1,028
  Ratio of expenses to average net assets*..........................        1.77%+
  Ratio of net investment income to average net assets*.............        1.83%+

---------------

*     Reflects the Blue Chip Fund's proportionate share of the Portfolio's expenses, the
      Portfolio's fee waivers and expense reimbursements by the Portfolio's Investment Adviser and
      Administrator and fee waivers and expense reimbursements by the Fund's Administrator and
      Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by (0.48%).
+     Annualized.
++    Represents total return for K Shares from March 1, 1996 to July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder services fee.
(a)   For the period July 22, 1996 (commencement of operations) through August 31, 1996.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COMMON STOCKS
AEROSPACE/DEFENSE -- 3.55%
 Lockheed Martin Corp. ..............................................       43,100     $  3,625,788
 Rockwell International .............................................       60,900        3,166,800
 United Technologies Corp. ..........................................       46,500        5,242,875
                                                                                       ------------
                                                                                         12,035,463
                                                                                       ------------
AIRLINES -- 0.38%
 AMR Corp. ..........................................................       15,900        1,303,800
                                                                                       ------------
APPAREL -- 0.85%
 Nike, Inc. .........................................................       26,700        2,883,600
                                                                                       ------------
AUTOMOBILES -- 2.02%
 Chrysler Corp. .....................................................      115,800        3,372,675
 Ford ...............................................................      103,700        3,473,950
                                                                                       ------------
                                                                                          6,846,625
                                                                                       ------------
AUTOMOBILE PARTS -- 0.51%
 Goodyear ...........................................................       38,200        1,742,875
                                                                                       ------------
BANKS -- 7.21%
 Bank of Boston Corp. ...............................................       89,600        4,726,400
 Citicorp ...........................................................       82,200        6,843,150
 Comerica ...........................................................       77,200        3,763,500
 First Union Corp. ..................................................       73,200        4,675,650
 NationsBank Corp. ..................................................       52,200        4,443,525
                                                                                       ------------
                                                                                         24,452,225
                                                                                       ------------
BEVERAGES -- SOFT DRINKS -- 3.77%
 Coca-Cola Co. ......................................................      178,600        8,930,000
 Pepsico ............................................................      133,600        3,841,000
                                                                                       ------------
                                                                                         12,771,000
                                                                                       ------------
CHEMICALS -- 3.45%
 E.I. Du Pont de Nemours ............................................       70,200        5,765,175
 Monsanto ...........................................................      146,400        4,703,100
 Morton International ...............................................       32,900        1,221,413
                                                                                       ------------
                                                                                         11,689,688
                                                                                       ------------
COMPUTER HARDWARE -- 2.09%
 Compaq Computer Corp ...............................................       50,700        2,870,888
 Sun Microsystems, Inc. .............................................       36,100        1,962,938
 Xerox Corporation ..................................................       40,900        2,244,388
                                                                                       ------------
                                                                                          7,078,214
                                                                                       ------------
COMPUTER SOFTWARE -- 5.21%
 Computer Associates ................................................       49,350        2,590,875
 Cisco Systems ......................................................       90,500        4,773,875
 Cabletron Systems ..................................................       20,700        1,262,700
 Microsoft Corp. ....................................................       47,800        5,855,500
 Oracle .............................................................       90,450        3,188,363
                                                                                       ------------
                                                                                         17,671,313
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COSMETICS/TOILETRIES -- 1.30%
 Avon Products ......................................................       91,900     $  4,399,713
                                                                                       ------------
ELECTRICAL EQUIPMENT -- 2.50%
 General Electric Co. ...............................................      102,100        8,487,063
                                                                                       ------------
FINANCIAL SERVICES -- 2.91%
 Merrill Lynch ......................................................       56,500        3,460,625
 Morgan, J.P. .......................................................       37,300        3,268,413
 Morgan Stanley .....................................................       65,800        3,141,950
                                                                                       ------------
                                                                                          9,870,988
                                                                                       ------------
FOODS -- 2.53%
 Conagra, Inc. ......................................................       71,800        3,024,575
 Hershey Foods Corp. ................................................       30,500        2,657,313
 Sara Lee Corp. .....................................................       92,100        2,901,150
                                                                                       ------------
                                                                                          8,583,038
                                                                                       ------------
FOREST PRODUCTS AND PAPER -- 1.02%
 Bemis Co. ..........................................................       39,400        1,177,075
 Mead, Inc. .........................................................        5,300          211,825
 Temple Inland, Inc. ................................................       40,100        2,068,813
                                                                                       ------------
                                                                                          3,457,713
                                                                                       ------------
HOUSEHOLD PRODUCTS -- GENERAL -- 2.12%
 Clorox .............................................................       45,400        4,250,575
 Procter & Gamble ...................................................       33,000        2,932,875
                                                                                       ------------
                                                                                          7,183,450
                                                                                       ------------
INSURANCE -- 3.20%
 Aetna, Inc. ........................................................        8,422          556,905
 Allstate ...........................................................       67,197        2,998,666
 American General ...................................................       92,300        3,368,950
 Cigna ..............................................................       23,100        2,682,488
 General re Corp. ...................................................        8,500        1,231,438
                                                                                       ------------
                                                                                         10,838,447
                                                                                       ------------
LEISURE -- 1.40%
 Walt Disney Co. ....................................................       66,178        3,772,146
 King World Productions, Inc. .......................................       27,600          972,900
                                                                                       ------------
                                                                                          4,745,046
                                                                                       ------------
MACHINERY & EQUIPMENT -- 1.05%
 Caterpillar, Inc. ..................................................       27,400        1,887,175
 Ingersoll Rand Co. .................................................       39,500        1,688,625
                                                                                       ------------
                                                                                          3,575,800
                                                                                       ------------
MANUFACTURING -- 0.45%
 Armstrong World Industries .........................................       24,700        1,528,313
                                                                                       ------------
MEDIA -- PUBLISHING -- 1.07%
 New York Times Co. .................................................       66,500        2,078,125
 Times Mirror .......................................................       35,700        1,548,488
                                                                                       ------------
                                                                                          3,626,613
                                                                                       ------------
MEDICAL -- HOSPITAL MANAGEMENT SERVICES -- 0.84%
 Columbia Healthcare Corp. (HCA)  ...................................       50,400        2,841,300
                                                                                       ------------
METALS -- 1.05%
 Phelps Dodge .......................................................       45,800        2,770,900
 USX -- Steel .......................................................       36,000          775,500
                                                                                       ------------
                                                                                          3,546,400
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
MULTI -- INDUSTRY -- 2.11%
 Honeywell, Inc. ....................................................       74,000     $  4,301,250
 Textron ............................................................       33,400        2,851,525
                                                                                       ------------
                                                                                          7,152,775
                                                                                       ------------
OIL/GAS -- DOMESTIC -- 2.06%
 Atlantic Richfield Co. .............................................       20,300        2,370,025
 Phillips Petroleum Co. .............................................       59,000        2,389,500
 Unocal Corp. .......................................................       64,700        2,215,975
                                                                                       ------------
                                                                                          6,975,500
                                                                                       ------------
OIL/GAS -- INTERNATIONAL -- 5.55%
 Exxon Corp. ........................................................       67,200        5,468,400
 Mobil Corp. ........................................................       42,000        4,735,500
 Royal Dutch Pete Co. ...............................................       23,800        3,555,125
 Texaco, Inc. .......................................................       57,100        5,067,625
                                                                                       ------------
                                                                                         18,826,650
                                                                                       ------------
OIL/GAS -- PRODUCTION SERVICES -- 1.04%
 Tidewater ..........................................................       91,500        3,511,313
                                                                                       ------------
PHARMACEUTICALS -- 9.10%
 Abbott Labs ........................................................       83,000        3,745,375
 Bristol-Meyers .....................................................       49,200        4,317,300
 Johnson & Johnson ..................................................      135,700        6,683,225
 Merck & Co., Inc. ..................................................      125,700        8,249,063
 Pfizer, Inc. .......................................................       67,300        4,778,300
 Schering Plough Corp. ..............................................       55,400        3,095,475
                                                                                       ------------
                                                                                         30,868,738
                                                                                       ------------
PHOTOGRAPHY -- 0.76%
 Eastman Kodak ......................................................       35,400        2,566,500
                                                                                       ------------
RAILROAD -- 1.14%
 Norfolk Southern Corp. .............................................       46,300        3,860,263
                                                                                       ------------
RESTAURANTS/LODGING -- 1.22%
 Hospitality Franchise ..............................................       25,200        1,508,850
 Marriott International, Inc. .......................................       47,800        2,623,025
                                                                                       ------------
                                                                                          4,131,875
                                                                                       ------------
RETAIL -- 4.86%
 American Stores Co. ................................................       98,500        4,050,813
 Dayton Hudson ......................................................       75,900        2,618,550
 Gap, Inc. ..........................................................      135,000        4,725,000
 Home Depot, Inc. ...................................................       46,100        2,449,063
 TJX Cos, Inc. ......................................................       82,200        2,630,400
                                                                                       ------------
                                                                                         16,473,826
                                                                                       ------------
SEMICONDUCTORS -- 2.23%
 Intel Corp. ........................................................       94,800        7,566,225
                                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.77%
 Harris Corp. .......................................................       42,600        2,619,900
                                                                                       ------------
TOBACCO -- 1.84%
 Phillip Morris, Inc. ...............................................       69,500        6,237,625
                                                                                       ------------
TOYS -- 0.46%
 Hasbro, Inc. .......................................................       42,300        1,554,525
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
UTILITIES -- ELECTRIC -- 3.09%
 Edison International ...............................................      232,200     $  4,034,475
 FPL Group, Inc. ....................................................       51,400        2,274,450
 General Public Utilities ...........................................      132,400        4,170,600
                                                                                       ------------
                                                                                         10,479,525
                                                                                       ------------
UTILITIES -- GAS -- 0.86%
 Pacific Enterprises ................................................       97,700        2,918,788
                                                                                       ------------
UTILITIES -- TELECOMMUNICATIONS -- 6.82%
 Ameritech Corp. ....................................................       68,300        3,525,988
 AT&T ...............................................................       70,700        3,711,750
 Bellsouth Corp. ....................................................      125,200        4,538,500
 GTE Corp. ..........................................................       79,600        3,134,250
 Nynex Corp. ........................................................       62,300        2,686,687
 Sprint Corp. .......................................................      136,300        5,537,188
                                                                                       ------------
                                                                                         23,134,363
                                                                                       ------------
Total Common Stocks -- 94.36%
 (Cost $320,232,223) ................................................                   320,037,067
                                                                                       ------------
PREFERRED STOCK -- 0.06%
 Aetna Services .....................................................        2,808          195,156
                                                                                       ------------

                                                                             PRINCIPAL
                                                                MATURITY      AMOUNT          VALUE
                                                     RATE         DATE         (000)         (NOTE 2)
                                                     ----       --------     ---------     ------------
U.S. GOVERNMENT OBLIGATIONS -- 5.40%
 U.S. Treasury Bill...............................   5.06%*     09/19/96         368       $    367,017
 U.S. Treasury Bill...............................   5.15%*     10/17/96          22             21,847
 U.S. Treasury Bill...............................   5.03%*     10/24/96       2,196          2,179,494
 U.S. Treasury Bill...............................   4.99%*     10/24/96       2,730          2,709,481
 U.S. Treasury Bill...............................   4.97%*     10/24/96       1,213          1,203,883
 U.S. Treasury Bill...............................   5.06%*     10/31/96         734            727,654
 U.S. Treasury Bill...............................   5.00%*     11/07/96         493            488,247
 U.S. Treasury Bill...............................   5.10%*     11/07/96         663            656,607
 U.S. Treasury Bill...............................   5.02%*     11/07/96         940            930,937
 U.S. Treasury Bill...............................   5.04%*     11/14/96         687            679,676
 U.S. Treasury Bill...............................   4.97%*     11/14/96         434            429,373
 U.S. Treasury Bill...............................   4.98%*     11/14/96         687            679,676
 U.S. Treasury Bill...............................   4.97%*     11/14/96         947            936,904
 U.S. Treasury Bill...............................   5.02%*     11/14/96         261            258,217
 U.S. Treasury Bill...............................   5.03%*     11/14/96         108            106,849
 U.S. Treasury Bill...............................   5.07%*     11/14/96       5,677          5,616,476
 U.S. Treasury Bill...............................   5.07%*     11/14/96         337            333,407
                                                                                           ------------
                                                                                             18,325,745
                                                                                           ------------
Total U.S. Government Obligations (cost $18,293,401)..................................       18,325,745
                                                                                           ------------
TOTAL INVESTMENT
 (COST $298,146,861) -- 99.83%........................................................      338,557,968
Other Assets In Excess of Liabilities -- 0.17%........................................          593,428
                                                                                           ------------
NET ASSETS -- 100%....................................................................     $339,151,396
                                                                                           ==============

---------------

* Effective Yield

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities at value (cost $298,146,861)..............  $338,557,968
  Cash................................................................           312
  Receivable for investment securities sold...........................     6,218,257
  Contribution receivable.............................................       746,059
  Dividends receivable................................................       755,213
  Interest receivable.................................................            --
  Deferred organization costs and prepaid expenses....................        29,161
                                                                        ------------
Total assets..........................................................   346,306,970
                                                                        ------------
LIABILITIES:
  Withdrawal payable..................................................        75,952
  Payable for investment securities purchased.........................     6,761,707
  Advisor fees payable................................................       153,367
  Accrued audit fees..................................................        13,990
  Accrued legal fees..................................................        19,951
  Accrued accounting fees.............................................        14,060
  Accrued custody fees................................................        19,343
  Administration fees payable.........................................        10,227
  Other accrued expenses..............................................        86,977
                                                                        ------------
Total liabilities.....................................................     7,155,574
                                                                        ------------
NET ASSETS............................................................  $339,151,396
                                                                        ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Statement of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest................................................                 $   302,621
  Dividends...............................................                   3,372,255
                                                                           -----------
                                                                             3,674,876
                                                                           -----------
EXPENSES:
  Advisory fees...........................................    1,156,068
  Administration fees.....................................       77,071
  Fund accounting fees and expenses.......................       93,231
  Audit fees..............................................       14,552
  Custodian fees and expenses.............................       33,283
  Legal fees..............................................       24,867
  Trustees fees...........................................       15,048
  Amortization of organization costs......................        6,970
  Other operating expenses................................        6,200
                                                             ----------
                                                              1,427,290
  Less: Fee waivers and expense reimbursements............     (484,008)       943,282
                                                             ----------    -----------
Net Investment Income.....................................                   2,731,594
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on securities transactions............                  12,400,049
  Net change in unrealized appreciation (depreciation) on
    investments...........................................                  (5,968,861)
                                                                           -----------
Net Gain on Investments...................................                   6,431,188
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......                 $ 9,162,782
                                                                           ===========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          FOR THE SIX
                                                          MONTHS ENDED     FOR THE
                                                           AUGUST 31,     YEAR ENDED
                                                              1996       FEBRUARY 29,
                                                          (UNAUDITED)        1996
                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................................. $  2,731,594   $  4,528,400
  Net realized gains on securities transactions..........   12,400,049     21,310,546
  Net change in unrealized appreciation (depreciation) on
    investments..........................................   (5,968,861)    34,689,746
                                                          ------------   ------------
Net increase in net assets resulting from operations.....    9,162,782     60,528,692
                                                          ------------   ------------
Trust Share Transactions:
  Contributions..........................................   78,154,310     96,776,148
  Withdrawals............................................  (23,687,970)   (39,120,232)
                                                          ------------   ------------
  Net increase in net assets resulting from Trust share
    transactions.........................................   54,466,340     57,655,916
                                                          ------------   ------------
Total Increase...........................................   63,629,122    118,184,608
NET ASSETS
Beginning of period......................................  275,522,274    157,337,666
                                                          ------------   ------------
End of period............................................ $339,151,396   $275,522,274
                                                          ============   ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. At August 31, 1996, the Trust consisted of five portfolios. The accompanying financial statements and notes are those of the Blue Chip Portfolio (the "Portfolio") only.

    The investment objective of the Portfolio is long-term capital appreciation through investments in blue chip stocks.

    Bank of America National Trust and Savings Association ("Bank of America"), a wholly owned subsidiary of BankAmerica Corporation, serves as the Portfolio's investment adviser.

    Concord Holding Corporation ("Concord") serves as the Portfolio's administrator through BISYS Fund Services (Ireland) Ltd., a wholly owned subsidiary of Concord. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATIONS:

    Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the date of valuation or, if none is available, at the mean between the current quoted bid and asked prices on the date of valuation. Securities that are primarily traded on the NASDAQ national securities market are valued at the last reported sales price on the date of valuation or, if none is available, at the last quoted bid price on the date of valuation. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B) SECURITIES TRANSACTIONS AND
    INVESTMENT INCOME:

    Securities transactions are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recorded on the ex-dividend date.

C) EXPENSES:

    Expenses directly attributable to the Portfolio are charged to the Portfolio while Trust expenses attributable to more than one portfolio of the Trust and general Trust expenses are allocated among the respective portfolios of the Trust.

D) FEDERAL INCOME TAXES:

    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Advisory Agreement with Bank of America and an Administration Agreement with Concord.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolio in conformity with the stated objectives and policies of the Portfolio. For its services, Bank of America is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Portfolio. For the period ended August 31, 1996, Bank of America waived $453,755 in fees as Adviser of the Portfolio.

    As Administrator, Concord assists in supervising the operations of the Portfolio. For its services, Concord is entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the period ended August 31, 1996, Concord waived $30,254 in fees as Administrator of the Portfolio.

    For services provided to all five of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500. For the period ended August 31, 1996, the Portfolio incurred legal expenses of $24,867, which were earned by a law firm, a partner of which serves as Secretary of the Trust. Certain officers of the Trust are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

    The following table summarizes the securities transactions effected by the Portfolio, excluding short-term securities, for the period ended August 31, 1996.

                 PURCHASES        SALES
                ------------   ------------
Common
 Stocks.......  $157,989,151   $116,133,810

    At August 31, 1996, the cost of the securities of the Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments amounted to $40,411,107, consisting of gross unrealized appreciation of $42,366,519, and gross unrealized depreciation of $1,955,412.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                                  SIX
                              MONTHS ENDED       YEAR           YEAR          PERIOD
                               AUGUST 31,       ENDED          ENDED          ENDED
                                  1996       FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                              (UNAUDITED)        1996           1995          1994*
                              ------------   ------------   ------------   ------------
Ratio of expenses to average
  net assets**..............        0.61%***     0.31%          0.17%       0.27%***
Ratio of net investment
  income to average
  net assets**..............        1.77%***     2.16%          2.30%       1.97%***
Portfolio Turnover..........          40%         108%            44%            86%
Average commission rate
  paid(a)...................    $ 0.0012

---------------

  * For the period December 6, 1993 (commencement of operations) through February 28, 1994

 ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.32%, 0.59%, 0.80%, 0.80% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

*** Annualized.

 (a) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for prior periods.

See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
    Name of Broker

 ...............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                             Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

PACIFIC HORIZON FUNDS LOGO

Concord Financial Group, Inc., Distributor

GRW-0003